Exbibit 10.3

Patent Transfer Agreement

Transferor: Zhang Liwen holds the three patents of base fabric of collagenous fiber restored leather and its processing method (application No.: 200410097268.8, application has been accepted), a kind of liquid opening and scutching machine (patent for invention No.: 200610035347.5, patent has been approved) and a kind of punlace fabric and its processing method (application No.: 200710003092.9, application has been accepted).

Transferee: Lizhan Resources Recycling Technology Development Company Limited

The third party: Eminent Benefit Holdings Limited

Based on the principle of equality, through free consultation, the Parties hereby agree as follows:

1. The Parties agree to reprice the three patents to be assigned to Zhejiang Hongzhan New Materials Co., Ltd. for no consideration which were referred to in the Shares Transfer Agreement of Zhejiang Hongzhan New Materials Co., Ltd. among Lizhan Resourses Recycling Technology Development Company Limited, Eminent Benefit Holdings Limited and Zhang Liwen on February 8, 2010 at US$650,000 which shall be purchased by Lizhan Resources Recycling Technology Development Company Limited and then transferred to Zhejiang Hongzhan New Materials Co., Ltd.

2. The patent transfer price (US$650,000) shall be directly paid by Lizhan Resources Recycling Technology Development Company Limited to Eminent Benefit Holdings Limited which is held by Zhangliwen.

3. The above patent transfer price(US$650,000) shall be deemed as Zhangliwen’s capital increment to Eminent Benefit Holdings Limited and shall be dealt with by Eminent Benefit Holdings Limited on its own.

4. This agreement shall immediately become effective after being signed and sealed by the transferor, transferee and the third party.

Transferor: Zhangliwen	Transferee: Lizhan Resources Recycling

Technology Development Company Limited
(Signature):
(Seal):
Date: February 10, 2010
Legal representative:

Date: February 10, 2010

The third party: Eminent Benefit Holdings Limited

(Seal):

Legal representative:

Date: February 10, 2010